Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of IBEX Limited, (the “Company”) for the quarter ended March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Robert Dechant
Name:	Robert Dechant
Title:	Chief Executive Officer
(Principal Executive Officer)

By:	/s/ Taylor Greenwald
Name:	Taylor Greenwald
Title:	Chief Financial Officer
(Principal Financial Officer)
May 8, 2025